Other Income	12 Months Ended
Dec. 31, 2023
Other Income
Other Income

9.Other Income

Other income consists of the following:

In € thousand	2023	2022	2021
Foreign currency gains	5,698	3,842	1,689
Insurance recoveries	22	483	456
Income received from grants	2,039	1,038	51
At-equity income from dilution	—	1,179	—
Other miscellaneous income	377	266	78
Total other income	8,136	6,808	2,274

Foreign currency gains of €5,698 thousand (2022: €3,842 thousand; 2021: €1,689 thousand) are primarily derived from favorable exchange rate movements on foreign trade payables and the Group’s cash holdings denominated in USD.

Lilium has been granted government funds for conducting research on future mobility infrastructure and technology. The conditions connected with the grants have been fulfilled by the Group and therefore, have been recognized in other income.

At-equity income from dilution in 2022 of €1,179 thousand relates to the Group’s gain on dilution in the investment in Ionblox (see note 17).